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                    SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
( )  Preliminary Proxy Statement
( )  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
(X)  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                    American Express Company
        (Name of Registrant as Specified in Its Charter)

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
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     Item 22(a)(2) of Schedule 14A.
( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
     1)   Title of each class of securities to which transaction applies:
          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     2)   Aggregate number of securities to which transaction applies:
          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     5)   Total Fee Paid:
          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(X)  Fee paid previously with preliminary materials.

( )  Check box if any part of the fee is offset as provided by Exchange Act
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                                                          4/13/95*


              REASONS WHY AMERICAN EXPRESS DESERVES
              A FAVORABLE VOTE ON CUMULATIVE VOTING

                                                    (MEETING DATE
                                                Monday, April 24)


- -    Good governance profile
          -    no staggered board
          -    CALPERS "A" rating in '94 on corporate governance.

- -    Cited 4/12/95 in WSJ for leadership policy on consultant/directors.

- -    Buffet investment affirms positive outlook.

- -    Improved earnings, stock price; turnaround performance of H. Golub.

- -    Share repurchase programs.


ALSO:

     There is no benefit to the owners from cumulative voting at this time; Cumulative voting could destabilize our board at a time when we are coalescing things and transforming ourselves into a true growth company.


     Whatever your fund's policy on cumulative voting, we hope your fund gives some weight to corporate performance. AXP has done a good job of refocusing its businesses to build shareholder value over the last two years; we feel we deserve the benefit of the doubt on this.



                                        Thanks very much,




                                        Ron Stovall
                                        American Express Company
                                        Phone - (212) 640-5574
                                        FAX - (212) 619-9230






*  Materials were released on April 13 and April 14, 1995
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